UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5189

                              The Spain Fund, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2003

                   Date of reporting period: November 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management


The Spain Fund



Closed End

                                                Annual Report--November 30, 2003

    Investment Products Offered
===================================
      o Are Not FDIC Insured
      o May Lose Value
      o Are Not Bank Guaranteed
===================================

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 20, 2004

Annual Report
This report provides management's discussion of fund performance for The Spain Fund ("the Fund") for the annual reporting period ended November 30, 2003.

Investment Objective and Policies
This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results
The following table provides performance for the Fund and its benchmarks, for the three-, six- and 12-month periods ended November 30, 2003. The Madrid General Index measures the performance of a selected number of continuous market stocks while the IBEX 35 Index is comprised of the 35 most liquid stocks traded on the Spanish Continuous Market.


   INVESTMENT RESULTS*
   Periods Ended November 30, 2003

                                         =======================================
                                                          Returns
                                         =======================================
                                                  3           6             12
                                               Months       Months        Months
--------------------------------------------------------------------------------
   The Spain
   Fund
   (NAV)                                       12.35%       17.12%        34.24%
--------------------------------------------------------------------------------
   Madrid
   General
   Index                                       12.32%       16.37%        36.60%
--------------------------------------------------------------------------------
   IBEX 35
   Index                                       11.90%       15.09%        34.18%
--------------------------------------------------------------------------------
   The Fund's market value per share on November 30, 2003 was $9.57. For additional Financial Highlights, please see pages 19-20.


 * The Fund's investment results are for the periods shown and are based on the net asset value (NAV) as of November 30, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

   Neither the unmanaged Madrid General Index nor the unmanaged IBEX 35 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is comprised of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.


Over the 12-month period ended November 30, 2003, the Fund outperformed the IBEX 35 Index but slightly underperformed the Madrid General Index. This underperformance versus the Madrid General Index during the 12-month period was attributable to stronger performance of small-sized companies over the period. The Fund's outperformance versus the IBEX 35 Index was due to its relative overweight position in the media, market services and construction sectors and from an underweight position in consumer and financial holdings.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

During the six-month period ended November 30, 2003, the Fund outperformed both the Madrid General Index and the IBEX 35 Index. The Fund benefited from its overweight positions in media and travel services, as well as its overweight position in some select energy and insurance securities.

Over the more recent three-month period ended November 30, 2003, the Fund also outperformed both the Madrid General Index and the IBEX 35 Index due to relative overweight positions in the media and market service sectors, and relative underweight positions in the consumer and energy sectors. In addition, some of the Fund's holdings in the insurance and transportation sectors also contributed to the Fund's outperformance. The Fund's performance was hurt by its underweight position in financial stocks.

Market Review and Investment Strategy
The Spanish stock market performed strongly over the 12-month period. During this period, the Fund maintained overweight positions in telecommunications, media and market services, and underweight positions in consumer and utilities holdings.

During the three- and six-month reporting periods, the Spanish stock market continued to perform positively due to increasing economic optimism and a continued recovery in Latin American markets, especially in Brazil and Chile. The largest companies in Spain have significant investments in Latin America.

The Fund continued to benefit from its overweight positions in the media and travel service sectors, as well as its overweight position in some select energy and insurance securities. The Fund's underweight position in the banking sector, due to diversification rules, detracted somewhat from performance.

During the three- and six-month periods, we reduced the Fund's exposure to the electricity sector due to an increasingly negative view on that sector. We also reduced the Fund's exposure to some technology stocks that we believe had become overvalued. We maintained an underweight position in the consumer goods sector, and remained out of the pharmaceutical and real estate sectors.


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2 o THE SPAIN FUND

PERFORMANCE UPDATE



Performance Update
--------------------------------------------------------------------------------

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
11/30/93 - 11/30/03

--------------------------------------------------------------------------------

The Spain Fund (NAV): $30,005

Madrid General Index: $33,849

IBEX 35 Index: $28,517


This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 11/30/93 to 11/30/03) as compared to the performance of appropriate benchmarks. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

Neither the unmanaged Madrid General Index nor the IBEX 35 Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Madrid General Index measures the performance of a selected number of continuous market stocks. The IBEX 35 Index is the official index of the Spanish Continuous Market and is comprised of the 35 most liquid stocks traded on the Continuous Market. The indices' returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Substantially all of the Fund's assets will be invested in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest primarily in U.S. issues.

   [THE FOLLOWING WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              The Spain Fund (NAV)       Madrid General Index      Ibex 35 Index
 11/30/93           $10,000                    $10,000                $10,000
 11/30/94           $10,928                    $11,464                $11,039
 11/30/95           $11,487                    $13,155                $12,994
 11/30/96           $14,759                    $16,794                $16,929
 11/30/97           $20,447                    $22,411                $22,456
 11/30/98           $31,259                    $33,071                $33,003
 11/30/99           $32,782                    $33,190                $33,327
 11/30/00           $26,989                    $26,991                $24,645
 11/30/01           $24,870                    $26,257                $23,440
 11/30/02           $22,351                    $24,779                $21,253
 11/30/03           $30,005                    $33,849                $28,517


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

PORTFOLIO SUMMARY


INCEPTION DATE
6/28/88

PORTFOLIO STATISTICS
Net Assets ($mil): $72.8


SECTOR BREAKDOWN
   31.0% Financial Services
   25.9% Utilities
   22.1% Consumer Services
    6.2% Capital Goods
    5.9% Energy                         [PIE CHART OMITTED]
    3.3% Basic Industry
    2.1% Technology
    2.1% Consumer Staples
    1.4% Multi-Industry


All data as of November 30, 2003. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

--------------------------------------------------------------------------------
4 o THE SPAIN FUND

TEN LARGEST HOLDINGS
November 30, 2003

                                                                  Percent of
Company                                  U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
Telefonica, SA                           $ 10,149,049                13.9%
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA         8,410,395                11.6
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA         7,939,697                10.9
--------------------------------------------------------------------------------
Repsol-YPF, SA                              4,282,483                 5.9
--------------------------------------------------------------------------------
Endesa, SA                                  3,279,532                 4.5
--------------------------------------------------------------------------------
Unidad Editorial, SA Series A               2,933,441                 4.0
--------------------------------------------------------------------------------
Corporacion Mapfre, SA                      2,716,607                 3.7
--------------------------------------------------------------------------------
Sogecable, SA                               2,523,612                 3.5
--------------------------------------------------------------------------------
Acerinox, SA                                2,359,817                 3.3
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)    2,350,050                 3.2
--------------------------------------------------------------------------------
                                         $ 46,944,683                64.5%


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

PORTFOLIO OF INVESTMENTS
November 30, 2003

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Financial Services-30.8%
Banking - Money Center-24.8%
Banco Bilbao Vizcaya Argentaria, SA(a) .........         662,000     $ 7,939,697
Banco Espanol de Credito(b) ....................          75,000         781,676
Banco Santander Central Hispano, SA ............         808,819       8,410,395
Bankinter, SA ..................................          25,000         946,587
                                                                     -----------
                                                                      18,078,355
                                                                     -----------
Banking - Regional-2.3%
Banco Popular Espanol, SA ......................          31,506       1,652,791
                                                                     -----------
Insurance-3.7%
Corporacion Mapfre, SA .........................         210,508       2,716,607
                                                                     -----------
                                                                      22,447,753
                                                                     -----------
Utilities-25.8%
Electric & Gas-11.9%
Enagas .........................................         205,000       2,030,859
Endesa, SA .....................................         199,593       3,279,532
Gas Natural SDG, SA ............................          58,138       1,198,621
Red Electrica de Espana ........................         149,106       2,120,927
                                                                     -----------
                                                                       8,629,939
                                                                     -----------
Telephone-13.9%
Telefonica, SA(b)  .............................         783,530      10,149,049
                                                                     -----------
                                                                      18,778,988
                                                                     -----------
Consumer Services-22.0%
Airlines-2.7%
Iberia Lineas Aereas de Espana, SA .............         732,242       1,967,200
                                                                     -----------

Apparel-3.2%
Industria de Diseno Textil, SA (Inditex) .......         105,744       2,350,050
                                                                     -----------

Broadcasting & Cable-4.8%
Antena 3 Television, SA(b) .....................           2,650         111,462
Promotora de Informaciones (Prisa), SA .........          65,000         857,535
Sogecable, SA(b) ...............................          84,504       2,523,612
                                                                     -----------
                                                                       3,492,609
                                                                     -----------
Cellular Communications-1.2%
Telefonica Moviles, SA(b) ......................          89,628         838,464
                                                                     -----------

Printing & Publishing-5.1%
Telefonica Publicidad e Informacion, SA ........         140,000         743,837
Unidad Editorial, SA Series A(b)(c) ............         687,039       2,933,441
                                                                     -----------
                                                                       3,677,278
                                                                     -----------
Retail - General Merchandise-3.0%
Aldeasa, SA ....................................          94,980       2,211,076
                                                                     -----------


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------

Miscellaneous-2.0%
Amadeus Global Travel Distribution, SA .........         238,363     $ 1,486,580
                                                                     -----------
                                                                      16,023,257
                                                                     -----------
Capital Goods-6.2%
Engineering & Construction-6.2%
Acciona, SA ....................................          33,000       1,863,358
Fomento de Construcciones y Contratas, SA ......          37,000       1,268,708
Grupo Dragados, SA .............................          66,266       1,380,500
                                                                     -----------
                                                                       4,512,566
                                                                     -----------
Energy-5.9%
International-5.9%
Repsol-YPF, SA .................................         245,070       4,282,483
                                                                     -----------
Basic Industry-3.2%
Mining & Metals-3.2%
Acerinox, SA ...................................          51,000       2,359,817
                                                                     -----------
Technology-2.1%
Computer Services-2.1%
Indra Sistemas, SA .............................         128,035       1,543,266
                                                                     -----------
Consumer Staples-2.1%
Food-1.0%
Viscofan, SA ...................................          83,436         699,482
                                                                     -----------
Tobacco-1.1%
Altadis, SA ....................................          30,000         801,286
                                                                     -----------
                                                                       1,500,768
                                                                     -----------
Multi-Industry-1.4%
Miscellaneous-1.4%
Corporacion Financiera Alba, SA ................          36,846       1,023,469
                                                                     -----------
Total Investments-99.5%
   (cost $45,332,904) ..........................                      72,472,367
Other assets less liabilities-0.5% .............                         344,955
                                                                     -----------

Net Assets-100% ................................                     $72,817,322
                                                                     ===========


(a) Security represents investment in an affiliate.
(b) Non-income producing security.
(c) Restricted and illiquid security, valued at fair value (see Notes A & E). See notes to financial statements.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

STATEMENT OF ASSETS & LIABILITIES
November 30, 2003

Assets
Investments in securities, at value (cost $45,332,904) .......     $ 72,472,367
Cash .........................................................           63,321
Foreign cash, at value (cost $644,904) .......................          673,982
Receivable for investment securities sold ....................          737,481
Foreign taxes receivable .....................................           10,743
                                                                   ------------
Total assets .................................................       73,957,894
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................          845,269
Management fee payable .......................................           61,829
Accrued expenses .............................................          233,474
                                                                   ------------
Total liabilities ............................................        1,140,572
                                                                   ------------
Net Assets ...................................................     $ 72,817,322
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     86,630
Additional paid-in capital ...................................       63,060,028
Accumulated net realized loss on investment and
   foreign currency transactions .............................      (17,500,612)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .......       27,171,276
                                                                   ------------
                                                                   $ 72,817,322
                                                                   ============
Net Asset Value Per Share
   (based on 8,662,986 shares outstanding) ...................            $ 8.41
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

STATEMENT OF OPERATIONS
Year Ended November 30, 2003

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $165,975)....  $  1,194,971
Dividends--affiliated issuer (net of
   foreign taxes withheld of $39,948).....       226,374
Interest..................................        15,450   $     1,436,795
                                            ------------
Expenses
Management fee............................       672,613
Custodian.................................       214,845
Audit and legal...........................       153,900
Directors' fees and expenses..............       131,363
Printing..................................       116,139
Transfer agency...........................        38,226
Registration..............................        23,755
Miscellaneous.............................        15,570
                                            ------------
Total expenses............................                       1,366,411
                                                           ---------------
Net investment income.....................                          70,384
                                                           ---------------
Realized and Unrealized Gain (Loss)
   on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions--unaffiliated issuers.....                      (1,522,035)
Net realized gain on investment
   transactions--affiliated issuer........                         724,637
Net realized gain on foreign currency
   transactions...........................                         367,958
Net change in unrealized
   appreciation/depreciation of:
   Investments............................                      19,570,457
   Foreign currency denominated
     assets and liabilities...............                          15,149
                                                           ---------------
Net gain on investment and
   foreign currency transactions..........                      19,156,166
                                                           ---------------
Net Increase in Net Assets from
   Operations.............................                 $    19,226,550
                                                           ===============

See notes to financial statements.

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                                                              THE SPAIN FUND o 9

STATEMENT OF CHANGES IN NET ASSETS



                                            Year Ended        Year Ended
                                           November 30,      November 30,
                                               2003             2002
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income (loss)...........  $        70,384   $      (296,035)
Net realized loss on investment and
   foreign currency transactions.......         (429,440)      (14,487,370)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities..       19,585,606         7,788,878
                                         ---------------   ---------------
Net increase (decrease) in net assets
   from operations.....................       19,226,550        (6,994,527)
Dividends and Distributions to
Shareholders from
Net investment income..................         (438,342)               -0-
Tax return of capital..................       (5,032,175)       (6,535,545)
Capital Stock Transactions
Reinvestment of dividends resulting
   in the issuance of Common Stock.....          261,141           329,355
                                         ---------------   ---------------
Total increase (decrease)..............       14,017,174       (13,200,717)
Net Assets
Beginning of period....................       58,800,148        72,000,865
                                         ---------------   ---------------
End of period..........................  $    72,817,322   $    58,800,148
                                         ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

NOTES TO FINANCIAL STATEMENTS
November 30, 2003

NOTE A
Significant Accounting Policies
The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Investment Manager"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11
mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

The exchange rate for the Euro at November 30, 2003 was .83 EUR to U.S. $1.00.

3. Taxes
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment trans-


--------------------------------------------------------------------------------
12 o THE SPAIN FUND
actions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

NOTE B
Management Fee and Other Transactions with Affiliates
Under an Investment Management and Administration Agreement, the Fund pays the Investment Manager a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with BBVA Privanza Banco, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. A director of the Fund is a director of Banco Bilbao Vizcaya Argentaria, the parent of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $605 during the year ended November 30, 2003.

Brokerage commissions paid on investment transactions for the year ended November 30, 2003, amounted to $73,046, of which $24,069 was paid to Banco Bilbao Vizcaya Argentaria.

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the year ended November 30, 2003, the Fund earned $15,394 of interest income on cash balances maintained at the subcustodian.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2003, were as follows:

                                            Purchases            Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $    15,838,706   $    19,675,016
U.S. government securities.............               -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost....................................................   $    46,573,411
                                                           ---------------
Gross unrealized appreciation...........................   $    25,898,956
Gross unrealized depreciation...........................                -0-
                                                           ---------------
Net unrealized appreciation.............................   $    25,898,956
                                                           ---------------


Forward Exchange Currency Contracts
The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


--------------------------------------------------------------------------------

14 o THE SPAIN FUND

NOTE D
Capital Stock
There are 100,000,000 shares of $.01 par value common stock authorized. At November 30, 2003, 8,662,986 shares were outstanding. During the year ended November 30, 2003, the Fund issued 34,750 shares, in connection with the Fund's dividend reinvestment plan.

NOTE E
Restricted Security
                                          Date Acquired          Cost
                                         ---------------   ---------------
Unidad Editorial, SA Series A...........     9/30/92       $      871,944


The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at November 30, 2003 was $2,933,441 representing 4.0% of net assets.

NOTE F
Concentration of Risk
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.

NOTE G
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 were as follows:

                                              2003              2002
                                         --------------   ---------------
Distributions paid from:
   Ordinary income....................   $      438,342   $            -0-
                                         --------------   ---------------
Total taxable distributions...........          438,342                -0-
   Tax return of capital..............        5,032,175         6,535,545
                                         --------------   ---------------
Total distributions paid..............   $    5,470,517   $     6,535,545
                                         --------------   ---------------


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

As of November 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $   (16,260,105)(a)

Unrealized appreciation/(depreciation).................        25,930,769
                                                          ---------------
Total accumulated earnings/(deficit)...................   $     9,670,664(b)
                                                          ---------------

(a) On November 30, 2003, the Fund had a net capital loss carryforward of $16,260,105, of which $1,429,119 expires in the year 2009, $14,007,595 expires in the year 2010 and $823,391 expires in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund's distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions and a tax return of capital resulted in a net decrease in net investment loss, a net increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE H
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Investment Manager, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, approximately forty lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Investment Manager believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

NOTE I
Subsequent Events
On December 18, 2003, Alliance Capital, the Fund's Investment Manager, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

Changes in governance procedures of the fund contemplated by the SEC Order include the operation of the Fund with a chairman who (i) is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940 and (ii) has not been a director, officer or employee of Alliance Capital at any point during the preceding 10 years, and with a board of directors at least 75% of whose members also meet both of these independence qualifications (subject to a limited grace period).


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

In view of these provisions of the SEC Order, Dave H. Williams, the former Chairman of the Board of Directors of the Fund, and Reba W. Williams, both of whom did not meet the independence qualifications of the SEC Order, resigned from the Board on January 8, 2004. On that same date, William H. Foulk, Jr., who meets both of the independence qualifications and recently was elected as independent chairman of the board of most of the AllianceBernstein mutual funds, was elected as a director and Chairman of the Board of the Fund.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        Year Ended November 30,
                                           ----------------------------------------------------
                                              2003      2002        2001      2000      1999
                                           ----------------------------------------------------
Net asset value,
   beginning of period...................  $ 6.81    $ 8.39      $10.30    $16.45    $22.16
                                           ----------------------------------------------------
Income From
Investment Operations
Net investment income (loss).............     .01(a)   (.03)(a)    (.03)(a)  (.13)     (.06)(a)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions..........................    2.22      (.79)       (.75)    (1.76)      .44
                                           ----------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations............................    2.23      (.82)       (.78)   ( 1.89)      .38
                                           ----------------------------------------------------
Realized gain due to
   repurchase program....................      -0-       -0-         -0-       -0-      .19
                                           ----------------------------------------------------
Less: Dividends and
Distributions
Dividends from net
   investment income.....................    (.05)       -0-       (.02)       -0-       -0-
Distributions from net realized
   gain on investment
   and foreign currency
   transactions..........................      -0-       -0-       (.48)    (4.26)    (6.28)
Tax return of capital....................    (.58)     (.76)       (.63)       -0-       -0-
                                           ----------------------------------------------------
Total dividends and
   distributions.........................    (.63)     (.76)      (1.13)    (4.26)    (6.28)
                                           ----------------------------------------------------
Net asset value, end of period ..........  $ 8.41    $ 6.81      $ 8.39   $ 10.30   $ 16.45
                                           ====================================================
Market value, end of period .............  $ 9.57    $ 6.97      $ 8.55   $ 9.625   $ 14.50
                                           ====================================================
Premium/(Discount).......................   13.79%     2.35%       1.91%    (6.55)%  (11.85)%
Total Return
Total investment return based on(b):
  Market value...........................   49.25%    (9.74)%      0.49%   (12.72)%    8.53%
  Net asset value........................   34.24%   (10.13)%     (7.85)%  (17.67)%    4.87%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)....................... $72,817   $58,800     $72,001   $88,207  $140,808
Ratio of expenses to average
   net assets............................    2.19%     2.13%       1.91%     1.96%     1.84%
Ratio of net investment
   income (loss) to average
   net assets............................     .11%     (.48)%      (.35)%    (.88)%    (.32)%
Portfolio turnover rate. ................      26%       39%         34%       29%       45%


See footnote summary on page 20.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

(a) Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

--------------------------------------------------------------------------------
20 o THE SPAIN FUND

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors of The Spain Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Spain Fund, Inc. (the "Fund") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2004




TAX INFORMATION (UNAUDITED)


The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended November 30, 2003 is $205,923. The foreign source of income for information reporting purposes is $1,642,662.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2004.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

Additional Information

cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 8200, Boston, Massachusetts 02266-8200.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) there has been a change in the person primarily responsible for the day-to-day management of the Fund's portfolio to Cristina Fernandez-Alepuz, a Vice President of the Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Annual Meeting of Shareholders of The Spain Fund was held on June 26, 2003. The description of each proposal and number of shares are as follows:



                                                                  Authority
                                                     Voted For    Withheld
--------------------------------------------------------------------------------

1. To elect directors: Class Two Directors
                       (term expires 2006)
                       John D. Carifa                6,118,617     141,593
                       Antonio Eraso                 6,127,273     132,937


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Norman S. Bergel(1)
Angel Corcostegui(1)
Daniel de Fernando Garcia
Inmaculada de Habsburgo-Lorena(1)
Antonio Eraso(1)
Ignacio Gomez-Acebo
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)


OFFICERS


Marc O. Mayer, President
Edward D. Baker III(2), Senior Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY10004

Independent Auditors
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY10036

Dividend Paying Agent, Transfer Agent and Registrar
Equiserve Trust Company
P.O. Box 43011 Providence, RI 02840-3011




(1) Member of the Audit Committee
(2) Mr. Baker and Ms. Fernandez-Alepuz are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.
    This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 25

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                           PORTFOLIOS
                                             PRINCIPAL                       IN FUND        OTHER
 NAME, ADDRESS,                            OCCUPATION(S)                     COMPLEX    DIRECTORSHIPS
  AGE OF DIRECTOR                             DURING                       OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                         PAST 5 YEARS                      DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS
Daniel de Fernando                  Director, Private Banking and Asset            1
Garcia,*, 38                        Management--BBVA Privanza
BBVA,                               Gestora, S.G.I.I.C., S.A. ("BBVA")
Padilla, 17                         since October 2002. Since prior to
28006 Madrid,                       1998 he was associated with J.P.
Spain                               Morgan in the following capacities:
(6 months)                          Director, Asset Management JP
                                    Morgan Private Banking; Head of Asset
                                    Management & Private Banking (Europe,
                                    Africa and The Orient); Co-Head of AMS,
                                    Head of Investments and Chairman & CEO of
                                    Morgan Gestion, S.A. (JPM Madrid); Member
                                    of AMS European Mgmt. Group, Member of PCG
                                    Europe Management Team, Member of JPM Madrid
                                    Management Committee, Member of AMS European
                                    Mgmt Group, Equity Portfolio Manager in the
                                    International Investment Group (JPMIM London),
                                    Fixed Income Portfolio Manager, Equity
                                    Portfolio Manager and Director of Morgan
                                    Gestion, S.A. (Mutual Fund Management Company).

Ignacio Gomez-                      He is Senior Partner of Gomez-                 1         Clarke,
Acebo,*, 71                         Acebo & Pombo (law firm);                              Modet & Co.
Gomez-Acebo & Pombo                 Chairman of the Board of Clarke,                        and NOKIA
Paseo de la Castellana              Modet & Co. and NOKIA Spain.                             Spain
246-12th Floor,
28046 Madrid,
Spain
(9 years)


26 o THE SPAIN FUND
--------------------------------------------------------------------------------

Management of the Fund

                                                                           PORTFOLIOS
                                             PRINCIPAL                       IN FUND        OTHER
 NAME, ADDRESS,                            OCCUPATION(S)                     COMPLEX    DIRECTORSHIPS
  AGE OF DIRECTOR                             DURING                       OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                         PAST 5 YEARS                      DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., 27+, 71      Investment adviser and an                      116     None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
Chairman of the Board               investment adviser, with which he
                                    (Elected January 8, 2004) had been
                                    associated since prior to 1999. He
                                    was formerly Deputy Comptroller and
                                    Chief Investment Officer of the State
                                    of New York and, prior thereto, Chief
                                    Investment Officer of the New York Bank
                                    for Savings.

Norman Bergel,28+, 53               He is an international consultant. He          1       None
Goedeverwachting,                   was formerly Director of BBV-Privanza,
Sir Lowry's Pass Road               Deputy Chairman of Alliance Capital
Sir Lowry's Village,                Management (Pty.) Ltd., Deputy
Somerset West,                      Chairman of Alliance MBCA, Senior
7129 Western Cape                   Vice President of ACMC, Director
Republic of South Africao           f Alliance Capital Ltd. ("ACL"),
(2 years)                           Managing Director of Alliance Capital
                                    Management International and Managing
                                    Director of White Williams
                                    Private Equity Partners GmbH.

Angel Corcostegui,29+, 52           He was formerly Vice Chairman and              1       None
Fortuny, 14,                        Chief Executive Officer of Banco
28010 Madrid,                       Santander Central Hispano; Chief
Spain                               Executive Officer of Banco Central
(12 years)                          Hispano and Vice Chairman of
                                    Compania Espanola de Petroleos; is a
                                    Member of the Board of the Wharton School
                                    of the University of Pennsylvania;
                                    Member of the Board of Governors of the
                                    Lauder Institute of International
                                    Management and member of the Fundacion
                                    por la Modernizacion de Espana.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 27

Management of the Fund

                                                                           PORTFOLIOS
                                             PRINCIPAL                       IN FUND        OTHER
 NAME, ADDRESS,                            OCCUPATION(S)                     COMPLEX    DIRECTORSHIPS
  AGE OF DIRECTOR                             DURING                       OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                         PAST 5 YEARS                      DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------

Antonio Eraso,31+, 62               He is Non-executive Director of                1       Mapfre,
Latinver, S.A.,                     Mapfre, Heron, Santander Central                       Heron,
Paseo de la Castellana,             Hispano Activos Inmobiliarios,                        Santander
28046 Madrid,                       Advisor CEO Iberdrola. President                       Central
Spain                               of Heron Espana; Advisor of CB                         Hispano
(1 year)                            Richard Ellis (Spain & Portugal);                      Activos
                                    Advisor of Bansa Leasing; Advisor
                                    Inmobiliario of Transolver (Finance);
                                    `Advisor of Grupo Tecnobit S.A.
                                    (Defense); Advisor of Equifax Iberica;
                                    President's Assessor of Iberdrola;
                                    President's Assessor of Grupo
                                    Berge; Assessor of Tishman & Speyer
                                    Espana S.A.; Board's Assessor of Young
                                    & Rubican Espana; Board's Assessor of
                                    Gleeds Iberica (project management);
                                    Member of the National Assembly and
                                    Permanent Commission of ASNEF
                                    (National Association of Financial
                                    Entities); Spanish Representative of
                                    EURO-FINAS (European Association of
                                    Finance); formerly Advisor of Sedgwick
                                    Group Espana.

Inmaculada de                       She is President and Chief Executive           1     The Spanish
Habsburgo-Lorena,32+,               Officer of The Spanish Institute;                     Institute;
58                                  Trustee of Samuel H. Kress Founda-                     Samuel H.
Spanish Institute                   tion; Founder and Trustee of the King                    Kress
684 Park Avenue                     Juan Carlos International Center of                   Foundation;
New York, NY 10021                  New York University Foundation;                        King Juan
(16 years)                          and member of the Board of World                        Carlos
                                    Monuments Fund Espana.                               International
                                                                                           Center of
                                                                                            New York
                                                                                          University
                                                                                          Foundation

Francisco Gomez                     Chief Financial Officer of Santander           1        None
Roldan,33+, 50                      Central Hispano. He was formerly
Santander Central                   Chief Executive Officer of Argenteria,
Hispano,                            Caja Postal y Banco Hipotecario;
Sevilla 3, 2A pl.                   Deputy General Manager of Banco
28014 Madrid,                       Bilbao-Vizcaya, S.A., the parent of
Spain                               Privanza; General Manager of BBV
(16 years)                          Interactivos, S.A.; and General
                                    Manager of Banca Catalana, S.A.


--------------------------------------------------------------------------------
28 o THE SPAIN FUND

Management of the Fund

                                                                           PORTFOLIOS
                                             PRINCIPAL                       IN FUND        OTHER
  NAME, ADDRESS,                           OCCUPATION(S)                     COMPLEX    DIRECTORSHIPS
  AGE OF DIRECTOR                             DURING                       OVERSEEN BY     HELD BY
(YEARS OF SERVICE)                         PAST 5 YEARS                      DIRECTOR      DIRECTOR
-----------------------------------------------------------------------------------------------------

Juan Manuel Sainz                   He is Honorary Chairman of Coca-               1      Fundacion
de Vicuna,35+, 78                   Cola Espana; President of the                         Coca-Cola
Coca Cola International,            Fundacion Coca-Cola Espana,                           Espana and
Josefa Valcarcel 36                 Director of Rendelsur (Coca-Cola                       Rendelsur
28027 Madrid,                       franchise, Southern Spain); member
Spain                               of the Fundacion de Amigos de
(16 years)                          Museo del Prado, The Board of
                                    World Monuments Fund Espana, Notre
                                    Dame University Joan B. Kroc
                                    Institute for International Peace
                                    Studies and the Patronato of
                                    Universidad Pontificia de Salamanca.




* "Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P., or BBVA, the Fund's sub-adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 29

Management of the Fund

Officer Information
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*                PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
      AND AGE                      HELD WITH FUND                 DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                  Executive Vice President of Alliance Capital
                                                               Management Corporation ("ACMC")** since 2001;
                                                               prior thereto, Chief Executive Officer of
                                                               Sanford C. Bernstein & Co., LLC and its
                                                               predecessor since prior to 1999.

Edward D. Baker III, 53             Senior Vice President      Senior Vice President and Chief
                                                               Investment Officer--Emerging Markets of ACMC**,
                                                               with which he has been associated since prior to 1999.

Russell Brody, 37                   Vice President             Vice President of ACMC**, with which he has been
                                                               associated since prior to 1999.

Cristina Fernandez-                 Vice President             Assistant Vice President of ACMC** and
Alepuz, 34                                                     advisor to the Fund. She is a European Companies
                                                               Analyst, responsible for analyzing the Spanish
                                                               market and Latin American banks. Prior thereto, she
                                                               was a securities analyst at Gerstemar Securities
                                                               and Ibersecurities in Spain since prior to 1999.

Mark R. Manley, 41                  Secretary                  Senior Vice President and Acting General Counsel of
                                                               ACMC**, with which he has been associated since prior
                                                               to 1999.

Mark D. Gersten, 53                 Treasurer and Chief        Senior Vice President of Alliance Global
                                    Financial Officer          Investor Services, Inc. ("AGIS")** and a Vice
                                                               President of AllianceBernstein Investment
                                                               Research and Management, Inc. ("ABIRM")**, with
                                                               which he has been associated since prior to 1999.

Vincent  S. Noto, 39                Controller and Chief       Vice President of AGIS** with which
                                    Financial Officer          he has been associated since prior to 1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, ABIRM and AGIS are affiliates of the Fund.

--------------------------------------------------------------------------------
30 o THE SPAIN FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS


================================================================================
Wealth Strategies Funds
  Balanced Wealth Strategy
  Wealth Appreciation Strategy
  Wealth Preservation Strategy
  Tax-Managed Balanced Wealth Strategy*
  Tax-Managed Wealth Appreciation Strategy
  Tax-Managed Wealth Preservation Strategy**

================================================================================
Blended Style Series
  U.S. Large Cap Portfolio

================================================================================
Growth Funds
  Domestic
   Growth Fund
   Health Care Fund
   Mid-Cap Growth Fund
   Premier Growth Fund
   Small Cap Growth Fund+
   Technology Fund

  Global & International
   All-Asia Investment Fund
   Global Small Cap Fund
   Greater China '97 Fund
   International Premier Growth Fund
   New Europe Fund
   Worldwide Privatization Fund

 Select Investor Series
  Biotechnology Portfolio
  Premier Portfolio
  Technology Portfolio

================================================================================
Value Funds
  Domestic
  Balanced Shares
  Disciplined Value Fund
  Growth & Income Fund
  Real Estate Investment Fund
  Small Cap Value Fund
  Utility Income Fund
  Value Fund
  Global & International
  Global Value Fund
  International Value Fund

================================================================================
Taxable Bond Funds
  Americas Government Income Trust
  Corporate Bond Portfolio
  Emerging Market Debt Fund
  Global Strategic Income Trust
  High Yield Fund
  Multi-Market Strategy Trust
  Quality Bond Portfolio
  Short Duration Portfolio
  U.S. Government Portfolio

================================================================================
Municipal Bond Funds
  National
  Insured National
  Arizona
  California
  Insured California
  Florida
  Massachusetts
  Michigan
  Minnesota
  New Jersey
  New York
  Ohio
  Pennsylvania
  Virginia

================================================================================
Intermediate Municipal Bond Funds
  Intermediate California
  Intermediate Diversified
  Intermediate New York

Closed-End Funds
  All-Market Advantage Fund
  ACM Income Fund
  ACM Government Opportunity Fund
  ACM Managed Dollar Income Fund
  ACM Managed Income Fund
  ACM Municipal Securities Income Fund
  California Municipal Income Fund
  National Municipal Income Fund
  New York Municipal Income Fund
  The Spain Fund
  World Dollar Government Fund
  World Dollar Government Fund II



--------------------------------------------------------------------------------
We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.


For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus.

Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 31

SUMMARY OF GENERAL INFORMATION




Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".



Dividend Reinvestment and Cash Purchase Plan
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
32 o THE SPAIN FUND

NOTES



--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 33

THE SPAIN FUND
1345 Avenue of the Americas
New York, NY 10105

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management



SM This registered service mark used under license from the owner, Alliance Capital Management L.P.

SPNAR1103

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors Norman S. Bergel and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts


Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures


Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.       DESCRIPTION OF EXHIBIT

         10 (a) (1)        Code of ethics that is subject to the disclosure of
                           Item 2 hereof

         10 (b) (1)        Certification of Principal Executive Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         10 (b) (2)        Certification of Principal Financial Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The Spain Fund, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   January 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date: January 29, 2004

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date: January 29, 2004